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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                   ----------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): March 16, 2002


                        ASSOCIATED MATERIALS INCORPORATED


             (Exact Name of Registrant as Specified in its Charter)



            DELAWARE                 0-24956                  75-1872487
            (State of              (Commission              (IRS Employer
         Incorporation)            File Number)           Identification No.)

     2200 ROSS AVENUE, SUITE 4100 EAST, DALLAS, TEXAS            75201
         (Address of Principal Executive Offices)             (Zip Code)

       Registrant's telephone number, including area code: (214) 220-4600



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ITEM 5.  OTHER EVENTS.

         On March 16, 2002, Associated Materials Incorporated (the "Company") entered into an Agreement and Plan of Merger (the "Merger Agreement") with Associated Materials Holdings Inc., formerly known as Harvest/AMI Holdings Inc. ("Parent") and Simon Acquisition Corp., a wholly owned subsidiary of Parent ("Merger Sub").

         Pursuant to the Merger Agreement, Merger Sub has commenced a tender offer (the "Stock Tender Offer") to acquire all the outstanding shares of the Company's common stock for $50.00 per share, net to the seller in cash, without interest (the "Offer Price"). The Stock Tender Offer is conditioned upon Merger Sub purchasing at least a majority of the Company's common stock on a fully diluted basis in the Stock Tender Offer, receipt of acquisition financing, regulatory approvals and other customary conditions.

         In connection with the Merger Agreement, Mr. William W. Winspear, Chairman, President and Chief Executive Officer of the Company, has entered into a Tender and Voting Agreement, dated as of March 16, 2002 ("Tender Agreement"), pursuant to which Mr. Winspear agreed to tender approximately 42% of the shares of the Company's common stock on a fully diluted basis into the Stock Tender Offer.

         After the completion of the Stock Tender Offer, Merger Sub will be merged into the Company (the "Merger"). In the Merger, all outstanding shares of the Company's common stock not purchased in the Stock Tender Offer will be converted into the right to receive the same amount of cash consideration paid by Merger Sub for shares of common stock in the Stock Tender Offer.

         As required by the Merger Agreement, the Company has commenced a tender offer (the "Note Tender Offer") to purchase all of its outstanding 9 1/4% Senior Subordinated Notes due March 1, 2008 (the "Notes"). The Note Tender Offer is subject to the conditions set forth in the Offer to Purchase and Consent Solicitation Statement, dated March 22, 2002, related to the Note Tender Offer, including: (1) the purchase by Merger Sub of at least a majority of the Company's common stock on a fully diluted basis in the Stock Tender Offer and
(2) receipt of the financing as described in the Merger Agreement in order to fund the purchase of the Notes in the Note Tender Offer.

         Copies of the Merger Agreement and the Tender Agreement are filed as exhibits to this report and are incorporated herein by this reference. The foregoing summaries of the Merger Agreement and the Tender Agreement are qualified in their entirety by reference to the full text of these agreements.


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits:

                   Exhibit
                      No.      Exhibit
                   -------     -------
                     2.1       Agreement and Plan of Merger, dated as of March 16, 2002,
                               among Associated Materials Incorporated, Associated Materials
                               Holdings Inc., formerly Harvest/AMI Holdings Inc. ("Parent"), and
                               Simon Acquisition Corp. (incorporated by reference to Exhibit
                               (d)(1) to the Schedule TO filed by Parent and certain affiliates on
                               March 22, 2002).

                    99.1       Tender and Voting Agreement, dated as of March 16, 2002, among
                               Parent, Simon Acquisition Corp. and William W. Winspear
                               (incorporated by reference to Exhibit (d)(2) to the Schedule TO filed by Parent and certain affiliates on March 22, 2002).

                    99.2       Press release, dated March 22, 2002.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                 ASSOCIATED MATERIALS INCORPORATED


                                 By:  /s/ Robert L. Winspear
                                     -------------------------------------------
                                     Robert L. Winspear
                                     Vice President and Chief Financial Officer
Dated:  March 22, 2002


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



                                INDEX TO EXHIBITS



       EXHIBIT
       NUMBER     DESCRIPTION
       -------    -----------
         2.1      Agreement and Plan of Merger, dated as of March 16, 2002,
                  among Associated Materials Incorporated, Associated Materials
                  Holdings Inc., formerly Harvest/AMI Holdings Inc. ("Parent"), and Simon Acquisition Corp. (incorporated by reference to
                  Exhibit (d)(1) to the Schedule TO filed by Parent and certain affiliates on March 22, 2002).

         99.1     Tender and Voting Agreement, dated as of March 16, 2002, among
                  Parent, Simon Acquisition Corp. and William W. Winspear
                  (incorporated by reference to Exhibit (d)(2) to the Schedule
                  TO filed by Parent and certain affiliates on March 22, 2002).

         99.2     Press release, dated March 22, 2002.


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